UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2020

CONATUS PHARMACEUTICALS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36003	20-3183915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16745 West Bernardo Drive, Suite 250 San Diego, California		92127
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 376-2600

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	CNAT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 21, 2020, Conatus Pharmaceuticals Inc. (the “Company”) reconvened its Special Meeting of Stockholders (the “Special Meeting”), which was previously convened and adjourned on May 7, 2020. The following is a brief description of each matter submitted to a vote at the Special Meeting on May 21, 2020, as well as the number of votes cast for or against, the number of abstentions and the number of broker non-votes with respect to each matter, as applicable. For more information about these proposals, please refer to the proxy statement/prospectus/information statement contained in the registration statement on Form S-4 initially filed by the Company on February 7, 2020 and declared effective by the Securities and Exchange Commission on April 1, 2020 (the “Proxy Statement”).

The number of shares of the Company’s common stock entitled to vote at the Special Meeting was 33,170,487. The number of shares of the Company’s common stock present or represented by valid proxy at the Special Meeting was 18,444,285.

All matters submitted to a vote of stockholders at the Special Meeting were approved as described below.

Proposal No. 1:

Stockholders approved the Agreement and Plan of Merger and Reorganization, dated as of January 28, 2020, by and among the Company, Chinook Merger Sub, Inc., and Histogen Inc. (the “Merger Agreement”), a copy of which is attached as Annex A to the Proxy Statement, and the transactions contemplated thereby, including the merger, the issuance of shares of the Company’s common stock to Histogen’s stockholders pursuant to the terms of the Merger Agreement and the change of control resulting from the merger. The results of the voting included:

For	Against	Abstain	Broker Non-Votes
17,347,595	1,034,847	61,843	0

Proposal No. 2:

Stockholders approved a series of alternative amendments to the Company’s amended and restated certificate of incorporation to effect a reverse stock split of the Company’s common stock, within a range, as determined by the Company’s board of directors, of one new share for every 10 to 50 (or any number in between) shares outstanding immediately prior to the reverse stock split, in the form attached as Annex D to the Proxy Statement. The results of the voting included:

For	Against	Abstain	Broker Non-Votes
16,619,877	1,701,917	122,491	0

Proposal No. 3:

Stockholders approved the Company’s 2020 Incentive Award Plan, a copy of which is attached as Annex E to the Proxy Statement. The results of the voting included:

For	Against	Abstain	Broker Non-Votes
12,051,695	6,039,758	352,832	0

Proposal No. 4:

Stockholders approved, on a nonbinding, advisory basis, the compensation that will be paid or may become payable to the Company’s named executive officers in connection with the merger. The results of the voting included:

For	Against	Abstain	Broker Non-Votes
14,840,259	3,196,899	407,127	0

Proposal No. 5:

Stockholders approved an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1, 2 or 3.

The results of the voting included:

For	Against	Abstain	Broker Non-Votes
16,294,002	1,868,790	281,493	0

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONATUS PHARMACEUTICALS INC.

Date: May 21, 2020	By:	/s/ Keith W. Marshall, Ph.D.
	Name:	Keith W. Marshall, Ph.D.
	Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer